UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 — Other Events
On July 12, 2007, Lear Corporation (“Lear”) issued a press release announcing that at the annual meeting of stockholders held that day, Lear adjourned the meeting with respect to all matters being submitted to stockholders for their consideration, with no vote being taken on any matter. The annual meeting of stockholders is scheduled to reconvene at the Hotel Du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on July 16, 2007, at 1:00 p.m., Eastern Time. The record date for stockholders entitled to vote at the annual meeting remains May 14, 2007. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
                   (d) Exhibits

99.1	Press release of Lear Corporation issued on July 12, 2007.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: July 12, 2007	By:	/s/ Daniel A. Ninivaggi
		Name:	Daniel A. Ninivaggi
		Title:	Executive Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Lear Corporation issued on July 12, 2007.